UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)

June 20, 2008

SECURUS TECHNOLOGIES, INC.

(Exact name of Registrant as specified in charter)

Delaware	333-124962	20-0673095
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

14651 Dallas Parkway, Suite 600

Dallas, Texas 75254-8815

(Address of principal executive offices)

(972) 277-0300

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 20, 2008, Securus Technologies, Inc. (the “Company”) entered into an agreement with Mr. William Markert to appoint him as Chief Financial Officer, effective on June 30, 2008. As a result, Mr. Keith Kelson will cease to be the Company’s Chief Financial Officer on June 30, 2008. The Company expects Mr. Kelson to serve as an advisor to the Company through July 31, 2008.

From December, 1999 to November, 2007, Mr. Markert, age 43, held executive level finance positions at Eschelon Telecom, Inc., a publicly traded local exchange carrier, with his most recent position being Executive Vice President of Network Finance. During Mr. Markert’s employment with Eschelon, he was responsible for revenue and cost accounting and reporting, network cost management, carrier access billing and revenue and margin assurance. He also directed various merger and acquisition related projects. Prior to joining Eschelon, Mr. Markert worked for Global Crossing Limited, a publicly traded communications solutions company, in various financial, regulatory and operational management roles. Mr. Markert holds a Baccalaureate in Business Administration from the University of Wisconsin-Whitewater and a Masters in Business Administration from the University of St. Thomas in St. Paul, Minnesota.

Mr. Markert’s employment agreement extends through July 1, 2012 and provides that Mr. Markert will receive (i) a minimum base salary of $215,000 per year; (ii) the potential to earn an annual bonus of up to $107,000, which is earned upon achievement of objectives determined by the Company’s Board of Directors for each year; (iii) eligibility to receive restricted shares of the Company’s Class B common stock; and (iv) other benefits, such as life and health insurance, paid vacation, and reimbursement of business expenses, including up to $20,000 for moving his family to Dallas, Texas. Additionally, Mr. Markert is eligible to receive a one-time bonus of $75,000 if he sells his primary residence on or before December 31, 2008. The forgoing description is qualified in its entirety by the full text of Mr. Markert’s employment agreement and restricted stock agreement, which are attached as Exhibit 10.1 and Exhibit 10.2.

Item 7.01 Regulation FD Disclosure.

On June 24, 2008, the Company issued a press release announcing Mr. Markert’s appointment as Chief Financial Officer and Mr. Kelson’s resulting separation from the Company. A copy of the press release is furnished as an exhibit to this Current Report. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits - Exhibit 10.1	Employment Agreement, dated June 20, 2008
Exhibit 10.2	Form of Restricted Stock Agreement
Exhibit 99.1	Press Release, dated June 24, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

June 24, 2008	SECURUS TECHNOLOGIES, INC.
(Registrant)

/s/ RICHARD SMITH
Richard Smith,
President, Chief Executive Officer and Director

June 24, 2008	/s/ KEITH KELSON
Keith Kelson,
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement, dated June 20, 2008
10.2	Form of Restricted Stock Agreement
99.1	Press Release, dated June 24, 2008

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